SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


                          Date of Report: July 21, 2004


                                ESSEX CORPORATION
             (Exact name of Registrant as specified in its charter)



Commission File No.  0-10772


         Virginia                                                  54-0846569
(State or other jurisdiction of                         (IRS Employer ID No.)
incorporation or organization)



         9150 Guilford Road
         Columbia, Maryland                                        21046-2306
(Address of principal executive office)                            (Zip Code)



Registrant's telephone number, including area code:            (301) 939-7000


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                                ESSEX CORPORATION



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99 Press Release of the Corporation dated July 21, 2004.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

            On July 21, 2004, Essex Corporation announced via press release the Corporation's preliminary revenue results for the second quarter 2004 and updated earlier guidance of 2004 revenue. The Company also announced plans to release its second quarter financial results in a press release after market close on August 10, 2004 with a conference call to follow at 5:00 p.m. A copy of the Corporation's press release is attached hereto as Exhibit 99. This Form 8-K, the information contained herein, and the attached exhibit are furnished under
Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission. The information contained herein and in the accompanying exhibit shall not be incorporated by reference to any filing of the Corporation, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ESSEX CORPORATION



                                /S/ LEONARD E. MOODISPAW
                                --------------------------------------
DATE:  July 21, 2004            Leonard E. Moodispaw
                                President and Chief Executive Officer

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                                  EXHIBIT INDEX


Exhibit
NUMBER          DESCRIPTION


99              Press Release of the Corporation dated July 21, 2004.



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